UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

                             Form 8-K

                          Current Report

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

                Date of Report: December 20, 2007
                                -----------------

                Epicus Communications Group, Inc.
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(Exact name of small business issuer as specified in its charter)

                Commission File Number: 000-17058
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           Florida                            59-2564162
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  (State of incorporation)               (IRS Employer ID Number)

   801 International Drive, 5th Floor, Lake Mary, FL 32746-4763
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             (Address of principal executive offices)

                          (561) 688-0440
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                   (Issuer's telephone number)

   610 Crescent Executive Court, Suite 300, Lake Mary, FL 32746-2113
            --------------------------------------------------
           (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4 )


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Item 4.01 - Changes in Registrant's Certifying Accountant

Resignation of S. W. Hatfield, CPA
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On December 20, 2007, the Board of Directors of Epicus Communications
Group, Inc. (Company) was notified by registered independent certified public accounting firm, S. W. Hatfield, CPA (SWHCPA) of Dallas, Texas that, due to the partner rotation rules and regulations of the U. S. Securities and Exchange Commission and Sarbanes-Oxley Act of 2002, SWHCPA is unable to continue as the Company's auditor and has resigned, effective immediately.

The Company's Board of Directors has accepted the resignation of SWHCPA.

No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended May 31, 2007 and 2006) and from June 1, 2007 to the date of this Report, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended May 31, 2007 and 2006) and from June 1, 2007 to the date of this Report.

Engagement of DeLeon & Company, P. A.
-------------------------------------

On December 20, 2007, the Company's Board of Directors approved the engagement of De Leon & Company, P. C. of Pembroke Pines, FL (De Leon) as the Company's new registered independent public accounting firm to audit the Company's financial statements for the year ended May 31, 2008 and subsequent periods. Pursuant to SEC Release 34-42266, De Leon will also review the Company's financial statements to be included in Quarterly Reports on Form 10-QSB commencing with the quarter ended November 30, 2007.

The Company did not consult with De Leon at any time prior to December 20, 2007, including the Company's two most recent fiscal years ended May 31, 2007 and 2006, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events set forth in Item 304(a)(2)(I) and (ii) of Regulation S-B.

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                            SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Epicus Communications Group, Inc.
Dated: December 20, 2007                      /s/ Mark Schaftlein
       -----------------               --------------------------
                                                  Mark Schaftlein
                                          Chief Executive Officer
                                      and Chief Financial Officer

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